UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported: July 26, 2005)
AMERUS GROUP CO.
(Exact Name of Registrant as Specified in its Charter)

IOWA	001-15166	42-1458424

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 WALNUT STREET DES MOINES, IOWA	50309-3948

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (515) 362-3600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01. REGULATION FD DISCLOSURE
ITEM 9.01 (c). EXHIBITS
SIGNATURE
EXHIBITS
Press Release
Supplemental Information

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Press Release and Supplemental Information
On July 26, 2005, AmerUs Group Co. (“Company”) issued a press release reporting its financial results for the quarter ended June 30, 2005, which the Company is furnishing under this Item 2.02 as Exhibit 99.1, and posted on its website the supplemental information, which the Company is furnishing under this Item 2.02 as Exhibit 99.2.
Second Quarter 2005 Earnings Call
On July 27, 2005, the Company reported the following, among other results, during its second quarter 2005 earnings call.
The Company’s GAAP return on equity for the second quarter of 2005 was 8.6 percent and its operating return on equity was 11.9 percent.1
The Company reported that its unleveraged internal rate of return on new annuity business was 11.2 percent through June 30, 2005, which was slightly lower than the Company’s plan of 12 percent. 2 The Company’s unleveraged internal rate of return on new life business increased to 14 percent for the six months ended June 30, 2005.2 In addition, the Company reported that protection segment margins increased to 5.5 percent of reserves in the second quarter of 2005 compared to 4.7 percent of reserves last year.
The Company stated that its risk-based capital level2 for the second quarter was 342%.
The Company’s average new money rate during the second quarter was 5.33%.

[1]	Management of the Company believes that calculating the Company’s operating return on equity in this manner assists investors in evaluating the performance of the Company. See the next section for a reconciliation of operating return on equity to GAAP return on equity.

[2]	Based on statutory financial measures in accordance with insurance regulations applicable to the Company’s insurance subsidiaries.

Reconciliation of Operating Return on Equity to GAAP Return on Equity

($ in thousands)

For the Three Months Ended June 30, 2005

		Adjusted Net
		Operating
	Non-GAAP Basis	Income Items	GAAP Basis
Return:
Net income	$46,952	$(11,385)	$35,567

Multiply by 4 quarters	x 4		x 4

Annualized	$187,808		$142,268

		Accumulated Other
		Comprehensive
		Income Items

Average Equity:
Beginning balance	$1,556,528	$34,546	$1,591,074

Ending balance	1,589,074	128,440	1,717,514

	3,145,602		3,308,588

Divide by 2 to average	/ 2		/ 2

Average	$1,572,801		$1,654,294

Return on Equity	11.9%		8.6%

ITEM 7.01. REGULATION FD DISCLOSURE
On July 27, 2005, the Company reported the following, among other matters, in its second quarter 2005 earnings call.
Earnings for the accumulation segment remain on track to achieve the Company’s 2005 goal of $175 million. Protection segment earnings also remain on track to achieve the Company’s 2005 goal of $160 million.
The Company expects its statutory earnings for 2005 to be between $125 and $150 million, which is below the Company’s plan of $189 million.
This Report on Form 8-K and the exhibits hereto contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to trends in operations and financial results and the business and the products of the Company and its subsidiaries, as well as other statements including words such as “anticipate”, “believe”, “plan”, “estimate”, “expect”, “intend” and other similar expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance. Factors that may cause the Company’s actual results to differ materially from those contemplated by these forward-looking statements include, among others, the following possibilities: (a) general economic conditions and other factors, including prevailing interest rate levels and stock and bond market performance, which may affect the Company’s ability to sell its products, the market value of its investments and the lapse rate and profitability of policies; (b) the Company’s ability to achieve anticipated levels of operational efficiencies and cost-saving initiatives and to meet cash requirements based upon projected liquidity sources; (c) customer response to new products, distribution channels and marketing initiatives; (d) mortality, morbidity, and other factors which may affect the profitability of the Company’s insurance products; (e) the Company’s ability to develop and maintain effective risk management policies and procedures and to maintain adequate reserves for future policy benefits and claims; (f) changes in the federal income tax and other federal laws, regulations, and interpretations, including federal regulatory measures that may significantly affect the insurance business including limitations on antitrust immunity, the applicability of securities laws to insurance products, minimum solvency requirements, and changes to tax advantages offered by life insurance and annuity products or programs with which they are used; (g) increasing competition in the sale of insurance and annuities and the recruitment of sales representatives; (h) regulatory changes, interpretations, initiatives or pronouncements, including those relating to regulation of insurance companies and the regulation and sale of their products and the programs in which they are used; (i) the Company’s ratings and those of the Company’s subsidiaries by independent rating organizations which the believes are particularly important to the sale of its products; (j) the performance of the Company’s investment portfolios; (k) the impact of changes in standards of accounting; (l) the Company’s ability to integrate the business and operations of acquired entities; (m) expected protection products and accumulation product margins; (n) the impact of anticipated investment transactions; and (o) litigation or regulatory investigations or examinations.
There can be no assurance that other factors not currently anticipated by the Company will not materially and adversely affect the Company’s results of operations. You are cautioned not to place undue reliance on any forward-looking statements made by the Company or on its behalf. Forward-looking statements speak only as of the date the statement was made. The Company undertakes no obligation to update or revise any forward-looking statement.

ITEM 9.01 (c). EXHIBITS

99.1	Press Release dated July 26, 2005 (furnished pursuant to Item 2.02).

99.2	Supplemental Information (furnished pursuant to Item 2.02).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.
By:	/s/ Melinda S. Urion
Melinda S. Urion
Executive Vice President, Chief Financial Officer & Treasurer

Dated: July 27, 2005

EXHIBITS

Exhibit No.	Description
99.1	Press Release dated July 26, 2005 (furnished pursuant to Item 2.02).

99.2	Supplemental Information (furnished pursuant to Item 2.02).